Advantage Solutions to sell digital advertising platform Jun Group for $185 million

ST. LOUIS, June 18, 2024 — (GLOBE NEWSWIRE) – Advantage Solutions Inc. (NASDAQ: ADV), a leading business solutions provider to consumer goods manufacturers and retailers, today announced it has entered into an agreement to sell its digital advertising platform Jun Group to Verve Group SE, a Swedish digital advertising company formerly known as Media and Games Invest SE.

Gross proceeds from the sale are expected to be approximately $185 million, the majority of which will be received in cash at closing. The transaction is expected to close in the third quarter, subject to regulatory and other approvals.

As part of the agreement, Verve will pay Advantage approximately $130 million in cash at close, plus two additional installments paid 12 months and 18 months post-close to complete the deal. Advantage plans to use the majority of initial proceeds to pay down debt and reinvest in the business. The company remains committed to reducing its net leverage ratio to less than 3.5 times.

Jun Group, which Advantage acquired in 2018, is a technology company that powers digital media campaigns on digital platforms, including smart phones, tablets and desktop computers.

While Jun Group provides some services to retailers and consumer-packaged goods companies, many of its customers — including publishers and health care companies — are distinct from Advantage’s core customer base.

“The sale of Jun Group largely completes our business portfolio transformation, which is sharpening Advantage’s focus squarely on providing best-in-class services to our retailer and CPG clients,” said Dave Peacock, CEO of Advantage Solutions. “Over the last year and a half, we’ve simplified our portfolio around our core capabilities, and we are building the foundation for growth.”

The transaction follows a series of divestitures over the last year, including the recent sales of Strong Analytics, The Data Council, Adlucent, Atlas Technology Group and Advantage’s collection of foodservice businesses. Advantage will continue to evaluate its portfolio and seek opportunities to further augment its capabilities.

Global investment bank Canaccord Genuity and law firm Latham & Watkins served as advisors to Advantage on the transaction.

Financial update

Jun Group comprised less than 5% of Advantage 2023 consolidated gross revenues and less than 10% of its 2023 consolidated Adjusted EBITDA, including continuing and discontinued operations, per Advantage estimates.

Advantage continues to expect low single-digit growth in both full-year 2024 revenue and Adjusted EBITDA, including continuing and discontinued operations, as compared with 2023, excluding the announced divestitures and the deconsolidation of the Advantage Smollan European JV in that year.

About Advantage Solutions

Advantage Solutions is a leading provider of outsourced sales, experiential and marketing solutions uniquely positioned at the intersection of brands and retailers. Our data- and technology-driven services — which include headquarter sales, retail merchandising, in-store and online sampling, digital commerce, omnichannel marketing, retail media and others — help brands and retailers of all sizes get products into the hands of consumers, wherever they shop. As a trusted partner and problem solver, we help our clients sell more while spending less. Advantage has offices throughout North America and strategic investments in select markets throughout Africa, Asia, Australia, Latin America and Europe through which the company serves the global needs of multinational, regional and local manufacturers. For more information, please visit advantagesolutions.net.

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the federal securities laws, including statements regarding the closing of the Jun Group divestiture, including the timing thereof, the use of proceeds therefrom, and the anticipated benefits thereof, the expected future performance of Advantage's business and projected financial results. Forward-looking statements generally relate to future events or Advantage’s future financial or operating performance. These forward-looking statements generally are identified by the words “may”, “should”, “expect”, “intend”, “will”, “would”, “could”, “estimate”, “anticipate”, “believe”, “plan”, “predict”, “confident”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks, uncertainties and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Advantage and its management at the time of such statements, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the satisfaction of the conditions to closing related to the Jun Group divestiture and the timing thereof, the ability to realize the anticipated benefits from the Jun Group divestiture, market-driven wage changes or changes to labor laws or wage or job classification regulations, including minimum wage; the COVID-19 pandemic and other future potential pandemics or health epidemics; Advantage’s ability to continue to generate significant operating cash flow; client procurement strategies and consolidation of Advantage’s clients’ industries creating pressure on the nature and pricing of its services; consumer goods manufacturers and retailers reviewing and changing their sales, retail, marketing and technology programs and relationships; Advantage’s ability to successfully develop and maintain relevant omni-channel services for our clients in an evolving industry and to otherwise adapt to significant technological change; Advantage’s ability to maintain proper and effective internal control over financial reporting in the future; potential and actual harms to Advantage’s business arising from the Take 5 Matter; Advantage’s substantial indebtedness and our ability to refinance at favorable rates; and other risks and uncertainties set forth in the section titled “Risk Factors” in the Annual Report on Form 10-K filed by the company with the Securities and Exchange Commission (the “SEC”) on March 1, 2024, and in its other filings made from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Advantage assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures and Related Information

This press release includes a financial measure not presented in accordance with generally accepted accounting principles (“GAAP”), Adjusted EBITDA. This is not a measure of financial performance calculated in accordance with GAAP and may exclude items that are significant in understanding and assessing Advantage’s financial results. Therefore, this measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP, and should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that Advantage’s presentation of this measure may not be comparable to similarly titled measures used by other companies.

Advantage believes that Adjusted EBITDA provides useful information to management and investors regarding certain financial and business trends relating to Advantage’s financial condition and results of operations. Advantage believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Advantage’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Additionally, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Advantage’s non-GAAP measures may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA, inclusive of continuing and discontinuing operations, means net (loss) income before (i) interest expense, net, (ii) provision for (benefit from) income taxes, (iii) depreciation, (iv) impairment of goodwill and indefinite-lived assets, (v) amortization of intangible assets, (vi) gain on deconsolidation of subsidiaries, (vii) (gain) loss on divestitures, (viii) equity-based compensation of Karman Topco L.P., (ix) changes in fair value of warrant liability, (x) stock based compensation expense, (xi) fair value adjustments of contingent consideration related to acquisitions, (xii) acquisition and divestiture related expenses, (xiii) costs associated with COVID-19, net of benefits received, (xiv) EBITDA for economic interests in investments, (xv) reorganization expenses, (xvi) litigation expenses, (xvii) costs associated with (recovery from) the Take 5 Matter and (xviii) other adjustments that management believes are helpful in evaluating our operating performance.

Media:

Peter Frost
press@advantagesolutions.net

Investors:

Ruben Mella

investorrelations@advantagesolutions.net